SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                  FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 17, 1996


        First Deposit National Bank on behalf of the First Deposit Master Trust
                  (Issuer in respect of the First Deposit Master Trust
                   4.90% Asset-Backed Certificates, Series 1993-1
                     5.75% Asset-Backed Certificates, Series 1993-2
                 Remarketed Asset-Backed Certificates, Series 1993-3
                   6.90% Asset-Backed Certificates, Series 1994-1
               Floating Rate Asset-Backed Certificates, Series 1995-1
                  6.05% Asset-Backed Certificates, Series 1995-2
              Floating Rate Asset-Backed Certificates, Series 1996-1)
                (Exact name of registrant as specified in charter)

                                        33-59922
                                        33-84844
United States of America                33-99462            02-0118519
- -----------------------------------    --------------      ---------------
(State  or other jurisdiction of      (Commission           (I.R.S.Employer
Incorporation or organization )         File No.)         Identification No.)


            295 Main Street
         Tilton, New Hampshire                                 03276
- ----------------------------------------                    ------------
 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (603) 286-4348


                   Not Applicable
- ---------------------------------------------------------------
(Former name or former address, if changed since last report)


Item 5.  Other Events.

Exhibit 19.1 Monthly Statement for the 4.90% Asset-Backed Certificates, Series 1993-1 with respect to the June 17, 1996 Distribution Date.

Exhibit 19.2 Monthly Statement for the 5.75% Asset-Backed Certificates, Series 1993-2 with respect to the June 17, 1996 Distribution Date.

Exhibit 19.3 Monthly Statement for the 6.90% Asset-Backed Certificates, Series 1994-1 with respect to the June 17, 1996 Distribution Date.

Exhibit 19.4 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1995-1 with respect to the June 17, 1996 Distribution Date.

Exhibit 19.5 Monthly Statement for the 6.05% Floating Rate Asset-Backed Certificates, Series 1995-2 with respect to the June 17, 1996 Distribution Date.

                        Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the First Deposit Master Trust by the undersigned hereunto duly authorized.

                                   FIRST DEPOSIT MASTER TRUST

                                   By: FIRST DEPOSIT NATIONAL BANK,
                                        Servicer


                                   By: /s/ David J. Petrini
                                       ------------------------------------
                                      David J. Petrini
                                      Senior Vice President and Senior
                                      Financial Officer


Date: 6/17/96


     EXHIBIT INDEX


       Exhibit No.                                                       Page

       19.1    Monthly Statement for the 4.90% Asset-Backed
               Certificates,  Series 1993-1 with respect to the June 17,
               1996 Distribution Date                                       4

       19.2    Monthly Statement for the 5.75% Asset-Backed
               Certificates, Series 1993-2 with respect to the June 17,
               1996 Distribution Date          .                            11

       19.3    Monthly Statement for the 6.90% Asset-Backed
               Certificates, Series 1994-1 with respect to the June 17,
               1996 Distribution Date.                                      18

       19.4 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1995-1 with respect to the June 17,
               1996 Distribution Date.                                      26

       19.5    Monthly Statement for the 6.05% Asset-Backed
               Certificates, Series 1995-2 with respect to the June 17,
               1996 Distribution Date.                                       35